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                                                                   EXHIBIT 10.70



                                                     March 19, 2003

Mr. A. Curts Cooke
93 Bracken Hill Road
Hamburg, NJ 07419

Dear Curts:

         Effective today, March 19, 2003, you are being engaged as Chief Administrative Officer of Russ Berrie and Company, Inc. ("RUSS"). You will receive compensation at the rate of $300,000 per annum. You hereby acknowledge that this is the sole compensation that you will receive from RUSS (other than reimbursement of out-of-pocket expenses in accordance with Company policy).



                                            Very truly yours,

                                            /s/ Angelica Berrie
                                            -----------------------
                                            Angelica Berrie
                                            Chief Executive Officer



ACCEPTED AND AGREED:


/s/ A. Curts Cooke
-----------------------
A. Curts Cooke
Dated:  March 19, 2003
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